                                                                      EXHIBIT 32

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

         Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Amgen Inc. (the "Company") hereby certifies that:

         (i) the accompanying Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (ii) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: 3/11/04                                    /s/ KEVIN W. SHARER
                                          --------------------------------------
                                                    Kevin W. Sharer
                                          Chairman of the Board, Chief Executive
                                                 Officer and President

         A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 ("Section 906"), or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Amgen Inc. and will be retained by Amgen Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

         Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Amgen Inc. (the "Company") hereby certifies that:

         (i) the accompanying Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (ii) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: 3/11/04                                      /s/ RICHARD D. NANULA
                                              ----------------------------------
                                                      Richard D. Nanula
                                              Executive Vice President, Finance,
                                                 Strategy and Communications,
                                                  and Chief Financial Officer

         A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 ("Section 906"), or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Amgen Inc. and will be retained by Amgen Inc. and furnished to the Securities and Exchange Commission or its staff upon request.